Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 04/01/2009 10:07 AM
ID: 2009-000567771

Profit Corporation
Articles of Incorporation

1. Corporation name: Lin'an Tengda Food Corp.

Requested Translation: Lin'an is a city in China, Tengda means vegetable.

2. Name and physical address of its registered agent: SmallBiz Agents, Inc.
(The registered agent may be an individual resident in Wyoming, a domestic corporation, or foreign corporation authorized to transact business in Wyoming, having a business office identical with such registered office. ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

301 Thelma Dr. #266

Casper WY 82609

3. Mailing address of the corporation:

301 Thelma Dr. #266

Casper WY 82609

4. Principle office address:

Maoli Village, Longgang Town,Lin'an City Zhejiang Province China

5. Number and class of shares the corporation will have the authority to issue:

500,000,000

6. Number and class of shares which are entitled to receive the net assets upon dissolution:

0 (Zero) Shares

7. Incorporators *(list names and addresses of each incorporator)*:

Val Clewley

PO Box 13092

Tucson, AZ 85732

RECEIVED

SECRETARY OF STATE

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment
By Registered Agent

I, SmallBiz Agents, Inc. , voluntarily consent to serve as the

registered agent for Lin'an Tengda Food Corp.

on the date shown below.

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Date: 03/10/2009
(mm/dd/yyyy)

Signature: ______________________
(Shall be executed by the registered agent)

Print Name: Michael Banner

Title: President, SmallBiz Agents, Inc.

Contact Person: Val Clewley

Daytime Phone Number: 520 881-3989

Checklist
☑ Submit one **originally signed** consent to appointment and one exact photocopy

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 04/01/2009 10:07 AM
ID: 2009-000567771

Profit Corporation
Articles of Incorporation

1. Corporation name: Lin'an Tengda Food Corp.

Requested Translation: Lin'an is a city in China, Tengda means vegetable.

2. Name and physical address of its registered agent: SmallBiz Agents, Inc.
*(The registered agent may be an individual resident in Wyoming, a domestic corporation, or foreign corporation authorized to transact business in Wyoming, having a business office identical with such registered office. **The registered agent must have a physical address in Wyoming.** A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

301 Thelma Dr. #266

Casper WY 82609

3. Mailing address of the corporation:

301 Thelma Dr. #266

Casper WY 82609

4. Principle office address:

Maoli Village, Longgang Town,Lin'an City Zhejiang Province China

5. Number and class of shares the corporation will have the authority to issue:

500,000,000

6. Number and class of shares which are entitled to receive the net assets upon dissolution:

0 (Zero) Shares

7. Incorporators *(list names and addresses of each incorporator)*:

Val Clewley

PO Box 13092

Tucson, AZ 85732

8. Execution *(all incorporators must sign)*:

Date: 03/10/2009
(mm/dd/yyyy)

Signature: ______________________

Print Name: Val Clewley

Date:
(mm/dd/yyyy)

Signature: ______________________

Print Name:

Date:
(mm/dd/yyyy)

Signature: ______________________

Print Name:

Contact Person: Val Clewley

Daytime Phone Number: 520 881-3989

Checklist

- ✓ ***Filing Fee: $100.00*** Make check or money order payable to Wyoming Secretary of State.
- ✓ The Articles must be in compliance with Wyoming Statutes 17-16-120 and 17-16-202.
- ✓ The Articles must be accompanied by a written consent to appointment executed by the registered agent.
- ✓ For consistency the Secretary of State's Office will only keep one version of the agent's name on file.
- ✓ Please submit one **originally signed** document and one exact photocopy of the filing.
- ✓ **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Other Requirements:

• Annual Reports are due on or before the first day of your registration month.

Appointment of Director(s)
By
Incorporator

The undersigned incorporator of Lin'an Tengda Food Corp. who signed and filed the Articles of Incorporation with the state of Wyoming hereby appoints the following individual(s) to serve as the initial director(s) of the corporation, who shall serve as director(s) until the first meeting of the shareholders for the election of the board of directors and until their successors are elected and agree to serve on the board:

Mr. Wu Xiaozhong	Maoli Village, Longgang Town, Lin'an City China

Incorporator hereby attests that he/she is acting as the sole incorporator for this corporation.

Signed: ______________________

Val Clewley
(Incorporator's Name)

Date: 03/10/2009

8. Execution *(all incorporators must sign)*:

Date: 03/10/2009
(mm/dd/yyyy)

Signature: [signature]

Print Name: Val Clewley

Date:
(mm/dd/yyyy)

Signature: ______________________

Print Name:

Date:
(mm/dd/yyyy)

Signature: ______________________

Print Name:

Contact Person: Val Clewley

Daytime Phone Number: 520 881-3989

Checklist

- [✓] ***Filing Fee: $100.00*** Make check or money order payable to Wyoming Secretary of State.
- [✓] The Articles must be in compliance with Wyoming Statutes 17-16-120 and 17-16-202.
- [✓] The Articles must be accompanied by a written consent to appointment executed by the registered agent.
- [✓] For consistency the Secretary of State's Office will only keep one version of the agent's name on file.
- [✓] Please submit one **originally signed** document and one exact photocopy of the filing.
- [✓] **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Other Requirements:

• Annual Reports are due on or before the first day of your registration month.

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment By Registered Agent

I, SmallBiz Agents, Inc., voluntarily consent to serve as the

registered agent for Lin'an Tengda Food Corp.

on the date shown below.

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Date: 03/10/2009
(mm/dd/yyyy)

Signature: ______________________
(Shall be executed by the registered agent)

Print Name: Michael Banner

Title: President, SmallBiz Agents, Inc.

Contact Person: Val Clewley

Daytime Phone Number: 520 881-3989

Checklist
☑ Submit one **originally signed** consent to appointment and one exact photocopy.